                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of December, 1995.



                                         /s/ Albert W. Mandia
                                         ------------------------------
                                         Albert W. Mandia
                                         Chief Financial Officer
                                         (Principal Financial Officer)

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of December, 1995.



                                    /s/ Christopher J. Carey
                                    ---------------------------
                                    Christopher J. Carey
                                    Executive Vice President
                                    (Principal Accounting Officer)

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of December, 1995.



                                    /s/ George A. Butler
                                    ---------------------------
                                    George A. Butler
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of December, 1995.



                                    /s/ Nelson G. Harris
                                    -----------------------------
                                    Nelson G. Harris
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of November, 1995.



                                    /s/ Carlton E. Hughes
                                    ---------------------------
                                    Carlton E. Hughes
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of December, 1995.



                                    /s/ Ernest E. Jones
                                    ---------------------------
                                    Ernest E. Jones
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of November, 1995.



                                    /s/ Herbert Lotman
                                    --------------------------
                                    Herbert Lotman
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of November, 1995.



                                    /s/ George V. Lynett
                                    --------------------------
                                    George V. Lynett
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of December, 1995.



                                    /s/ Patricia A. McFate
                                    ---------------------------
                                    Patricia A. McFate
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of November, 1995.



                                    /s/ John A. Miller
                                    -------------------------
                                    John A. Miller
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of December, 1995.



                                    /s/ Marlin Miller, Jr.
                                    -----------------------------
                                    Marlin Miller, Jr.
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of November, 1995.



                                    /s/ Stephanie W. Naidoff
                                    -------------------------------
                                    Stephanie W. Naidoff
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of December, 1995.



                                    /s/ Seymour S. Preston, III
                                    ---------------------------------
                                    Seymour S. Preston, III
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 27th day of November, 1995.



                                    /s/ James M. Seabrook
                                    ----------------------------
                                    James M. Seabrook
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of November, 1995.



                                    /s/ J. Lawrence Shane
                                    ----------------------------
                                    J. Lawrence Shane
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of December, 1995.



                                    /s/ Raymond W. Smith
                                    --------------------------
                                    Raymond W. Smith
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 29th day of December, 1995.



                                    /s/ Harold A. Sorgenti
                                    -----------------------------
                                    Harold A. Sorgenti
                                    Director

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned in his or her capacity as an officer or director of CoreStates Financial Corp, a Pennsylvania corporation (the "Corporation"), hereby constitutes and appoints Terrence A. Larsen, Chairman of the Board and Executive Officer, and Charles L. Coltman, III, President, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the other and with full power of substitution and resubstitution, for and on behalf of him of her in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under the Act of equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on October 9, 1995, authorizing the preparation and filing of Registration Statements, on Form S-4 and/or such other Form or Forms as shall be appropriate, for the registration under the Act of equity securities of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of October 10, 1995, between the Corporation and Meridan Bancorp, Inc., a Pennsylvania corporation, as the same may be amended, including without limiting the generality of the foregoing, power and authority to sign each or any such registration statement, including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto (collectively, the "Registration Statement") to be filed with the Commission, and to sign any and all instruments or documents to be filed as a part of or in connection with such Registration Statement, with the Commission, to appear before the Commission in connection with any matter relating to such Registration Statement; and to do any and all acts and all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Act and the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Commission thereunder, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument, certificate, form or other documents, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of November, 1995.



                                    /s/ Peter S. Strawbridge
                                    ------------------------------
                                    Peter S. Strawbridge
                                    Director